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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To SensorMedics Corporation:

     As independent public accountants, we hereby consent to the use of our report dated January 12, 1996 on SensorMedics Corporation and Subsidiaries included in or made a part of this Registration Statement on Form S-4.

                                          ARTHUR ANDERSEN LLP

Orange County, California
June 3, 1996